Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the Annual Report of SORL AUTO PARTS, INC. (the “Company”) on Form 10-K for the year ended December 31, 2016 as filed with the Securities and Exchange Commission on the date here of (the “report”), we, Xiao Ping Zhang and Zong Yun Zhou, Chief Executive Officer and Chief Financial Officer, respectively, of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated March 31, 2017	By:	/s/ Xiao Ping Zhang
Xiao Ping Zhang
Chief Executive Officer (Principal Executive Officer)

	By:	/s/ Zong Yun Zhou
Zong Yun Zhou
Chief Financial Officer (Principal Financial Officer)